                                                                  EXHIBIT 10.N.1

                             AMENDMENT NO. 2 TO THE
                               EL PASO CORPORATION
                     KEY EXECUTIVE SEVERANCE PROTECTION PLAN

      Pursuant to Section 8.1 of the El Paso Corporation Key Executive Severance Protection Plan, Amended and Restated effective as of August 1, 1998, as amended (the "Plan"), effective November 7, 2002, the Plan is hereby amended to attach Appendix II to provide a list of certain officers of the Company and its subsidiaries who are deemed to be participants in the Plan, in addition to those participants who are eligible to participate in the Plan pursuant to Section 3.1 of the Plan, and closed to any other new participants.

      IN WITNESS WHEREOF, the Company has caused this amendment to be duly executed on this 7th day of November, 2002.

                                        EL PASO CORPORATION

                                        By:  /s/ David E. Zerhusen
                                            ------------------------------------
                                            David E. Zerhusen
                                            Its Executive Vice President
                                            Administration


Attest:

         /s/ David L. Siddall
----------------------------------------
         Corporate Secretary

                                   APPENDIX II

                               EL PASO CORPORATION
                     KEY EXECUTIVE SEVERANCE PROTECTION PLAN

      The following individuals are deemed to be participants in the Plan as of each individual's effective date of participation ("Effective Date of Participation").

Employee                                Effective Date of Participation
--------                                -------------------------------
Wayne B. Allred                         November 7, 2002
Robert W. Baker                         November 7, 2002
Randy L. Bartley                        November 7, 2002
Stephen C. Beasley                      November 7, 2002
James J. Cleary                         November 7, 2002
Daniel F. Collins                       November 7, 2002
Bruce Connery                           November 7, 2002
Ralph Eads                              December 4, 2001
John T. Elzner                          November 7, 2002
Rodney D. Erskine                       December 4, 2001
Greg G. Gruber                          November 7, 2002
John L. Harrison                        November 7, 2002
Peggy A. Heeg                           December 4, 2001
E. Jay Holm                             November 7, 2002
John J. Hopper                          November 7, 2002
Gregory W. Huston                       November 7, 2002
Harvey R. Klingensmith                  November 7, 2002
Gary J. Konnie                          November 7, 2002
Charles W. Latch                        November 7, 2002
Richard J. Louden                       November 7, 2002
Daniel B. Martin                        November 7, 2002
Graciela E. Martinez                    November 7, 2002
Kevin J. McMichael                      November 7, 2002
Joseph A. Mills                         November 7, 2002
D. Dwight Scott                         October 1, 2002
David L. Siddall                        November 7, 2002
Clark C. Smith                          November 7, 2002
Judy A. Vandagriff                      November 7, 2002
Gene W. Waguespack                      November 7, 2002
James C. Yardley                        November 7, 2002
David E. Zerhusen                       October 1, 2002

Acknowledged and Accepted this 7th day of November, 2002.


By: ____________________________
    David E. Zerhusen
    Its Executive Vice President
    Administration

                                                                  EXHIBIT 10.N.1

                             AMENDMENT NO. 3 TO THE
                               EL PASO CORPORATION
                     KEY EXECUTIVE SEVERANCE PROTECTION PLAN

      Pursuant to Section 8.1 of the El Paso Corporation Key Executive Severance Protection Plan, Amended and Restated effective as of August 1, 1998, as amended (the "Plan"), by resolution of the Board of Directors of the Company, the Plan was amended and closed to any new participants effective as of August 1, 1998, unless expressly determined otherwise by the Board of Directors.

      IN WITNESS WHEREOF, the Company has caused this amendment to be duly executed on this 6th day of December, 2002.

                                        EL PASO CORPORATION

                                        By:  /s/ David E. Zerhusen
                                            ------------------------------------
                                            David E. Zerhusen
                                            Its Executive Vice President
                                            Administration


Attest:

         /s/ David L. Siddall
----------------------------------------
Corporate Secretary